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                                                                    Exhibit 99.2


                               CAMBREX CORPORATION
     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                            (18 U.S.C. Section 1350)



         Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certify as follows:

1. Salvatore J. Guccione is the Senior Vice President and Chief Financial Officer of Cambrex Corporation (the "Company").

2.       To the best of my knowledge:

         (A) The Company's Form 10-Q for the quarterly period ending June 30, 2002, accompanying this Certification, in the form filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

         (B) The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  August 14, 2002


                                              /s/ Salvatore J. Guccione
                                              -----------------------------
                                                  Salvatore J. Guccione,
                                                  Senior Vice President and
                                                  Chief Financial Officer